Exhibit 10.1(c)


                     TERMINATION OF TRADEMARK AND TECHNOLOGY
                       LICENSE AND MANUFACTURING AGREEMENT

     THIS TERMINATION AGREEMENT entered into this 22nd day of July 1996 between T.J. CINNAMONS, INC., a Delaware corporation, with an address at 135 Seaview Drive, Secaucus, New Jersey 07094 ("Licensor") and HEINZ BAKERY PRODUCTS, INC., a Delaware corporation, with an address at 150 Bud-Mil Drive, Buffalo, New York 14206 ("Developer")

                                    RECITALS

     A. On June 2, 1992 Signature Foods, Inc.,  Signature  Acquisition Corp. and
Pro  Bakers  Ltd.   entered  into  a  Trademark  and   Technology   License  and
Manufacturing Agreement (the "License Agreement");

     B. Licensor is the successor in interest to Signature Foods, Inc. and Signature Acquisition Corp. and Developer is the successor in interest to Pro Bakers Ltd.;

     C. On August 1, 1994 Licensor and Developer entered into an Amendment to the License Agreement (the foregoing Amendment and the License Agreement are hereinafter collectively referred to as the "License Agreement");

     D. Pursuant to the Amendment Licensor delivered a $770,000 Promissory Note (the "Licensor Note") to Developer;

     E. In accordance with Section 10(a) of the License Agreement Developer has delivered Product ) sale and accrued Royalty reports (as defined in the License Agreement to Licensor pursuant to which there is due and owing on the Licensor Note, as of July 28, 1996, the amount of $801,050.99;

     F. Licensor and Developer have mutually agreed to terminate the License Agreement upon the terms and conditions set forth hereinbelow.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. INCORPORATION OF RECITALS. The Recitals set forth hereinabove are fully incorporated herein.

     2. TERMINATION OF LICENSE AGREEMENT. The License Agreement shall be deemed terminated and of no further force and effect simultaneously with the Closing as described and defined hereinbelow.

     3. TERMINATION OF ANCILLARY RIGHTS AND OBLIGATIONS, LICENSOR NOTE, ETC. Simultaneously with the termination of the License

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Agreement  any  and  all  rights,  obligations,   liens,  guarantees,   security
agreements and any and all other obligations or instruments arising from the License Agreement, including but not limited to the Licensor Note, shall be deemed terminated and of no further force and effect. In furtherance of the foregoing Developer shall return and deliver to Licensor the original of the Licensor Note at the Closing.

     4. CONSIDERATION FOR TERMINATION. At the Closing Developer shall receive from Licensor the following consideration for the entry into this Termination
Agreement:

     a. $600,000 in cash consideration payable by wire transfer for the immediate credit of Developer;

     b. $100,000 by Licensor assigning, endorsing and delivering to Developer a promissory note (the "Termination Note") in said amount, the Termination Note being in the substantive form of EXHIBIT A annexed hereto.

     5. TERMINATION NOTE TERMS. The Termination Note shall bear annual interest on the outstanding principal amount at the rate equal to the prime rate as published in the Wall Street Journal on the fifth (5th) day of business prior to the Closing plus one percent (1%); one half of the principal of the Termination Note, in the amount of $50,000, plus all accrued interest thereupon, shall be amortized and paid over a period of twenty four (24) consecutive months after the Closing;, the balance of the principal of the Termination Note, in the amount of $50,000, plus all accrued interest thereupon, shall be payable two years after the Closing.

     The Termination Note shall have been made and delivered at the Closing by TJ Holding Company, Inc. to Licensor and Licensor shall have assigned and endorsed same to Developer. The obligations of said maker of the Termination Note shall have been guaranteed at the Closing by Triarc Companies, Inc., in the substantive form annexed hereto as EXHIBIT B.

     6. FINAL ACCOUNTING BY DEVELOPER. In accordance with Section 10(a) of the License Agreement Developer shall deliver to Licensor, no later than thirty (30) days after the Closing, a final accounting (the "Final Accounting") of all Product sales by Developer through the Closing. Delivery of the Final Accounting to Developer shall be for informational purposes only and shall not be deemed to revive any aspect of the License Agreement or to in any way limit the generality of the Releases being delivered pursuant to Section 7 hereinbelow.

     7. MUTUAL RELEASE. Simultaneously with the Closing Licensor and Developer shall be deemed to have mutually released each other, and their respective affiliates, subsidiaries, directors, officers and employees, from any and all claims and liabilities in any way arising from or relating to the License Agreement, all


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in accordance  with the respective  Releases  annexed hereto as EXHIBITS C-1 and
C-2. In the event of any conflict between the terms of the Releases and the terms of this Termination Agreement, the terms of the Termination Agreement shall be controlling.

     8. INDEMNIFICATION AS TO CO-PACKER. Developer acknowledges that, prior hereto, it entered into an agreement with ________________________ (the "Co-Packer") for the manufacturing of the Products 'Under the License Agreement and Developer acknowledges that Licensor had or has no contractual obligations or privity with the Co-Packer. In acknowledgement of the foregoing, Developer hereby agrees to indemnify and hold Licensor harmless from any and all claims by Co-Packer arising out of Co-Packers activities with Developer or claims by Co-Packer related to this Termination Agreement.

     9. CLOSING. The Closing shall be' defined and shall occur simultaneously with the closing under a Purchase Agreement executed between Licensor, as seller, and TJ Holding Company, Inc., as buyer, pursuant to which Purchase Agreement said buyer is acquiring certain intellectual property, et al. of Licensor. The Closing shall occur no later than October 31, 1996.

     10. REMEDIES. If the Closing shall not have occurred by October 31, 1996 then this Termination Agreement shall be deemed null and void and the License Agreement shall remain in effect as between the parties hereto.

     11. FURTHER ASSURANCES. Developer and Licensor agree to promptly deliver such further instruments as may be necessary to effectuate the intent of this Termination Agreement.

     12. NOTICES. Any notice, request or other communication ("Notice") given or made hereunder shall be in writing and either (a) sent by any of the parties hereto or their respective attorneys, by registered or certified mail, return receipt requested, postage prepaid together with a facsimile copy, or (b) delivered in person or by overnight courier or (c) delivered by facsimile transmission by the parties or their respective counsel. Each Notice mailed shall be deemed given on the date of receipt and each Notice delivered in person, by overnight courier or by facsimile transmission shall be deemed given when delivered.

     All Notices shall be sent to the parties respective counsel as follows:

                               Licensor's Counsel:
                                Saul Feiger, Esq.
                              152-18 Union Turnpike
                        Kew Garden Hills, New York 11367
                       Phone 718/380-2460 Fax 718/380-3092

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                               Developer Counsel:
                                 Dan Shaw, Esq.
                                 Senior Attorney
                               H.J. Heinz Company
                                    USX Tower
                         Pittsburgh, Pennsylvania 15219
                       Phone 412/456-6010 Fax 412/456-6102

     IN WITNESS WHEREOF, the parties hereto have executed this Termination of Trademark and Technology License and Manufacturing Agreement as of the date first above given.

HEINZ BAKERY PRODUCTS, INC.

By: ___________________________
      Name: ___________________
      Title: __________________


T.J. CINNAMONS, INC.

By: ___________________________
      Alan S. Gottlich
      Vice President

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